Exhibit 10.1
INCREMENTAL SECOND-LIEN TERM LOAN AGREEMENT
DEUTSCHE BANK AG NEW YORK BRANCH
60 Wall Street
New York, New York 10005
August 11, 2009
Windy City Investments, Inc.
Nuveen Investments, Inc.
333 W. Wacker Drive
Chicago, IL 60606
Attn: John MacCarthy
Re: Incremental Second-Lien Term Loans
Ladies and Gentlemen:
          Reference is hereby made to the Credit Agreement, dated as of November 13, 2007 and amended as of July 28, 2009 (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Windy City Investments, Inc., a Delaware corporation (“Holdings”), Nuveen Investments, Inc. (f/k/a Windy City Acquisition Corp.), a Delaware corporation (the “Borrower”), the Lenders party thereto from time to time, Deutsche Bank AG New York Branch, as Administrative Agent, as First-Lien Collateral Agent and as Second-Lien Collateral Agent, Deutsche Bank Securities Inc., Wells Fargo Securities, LLC (as legal successor to Wachovia Capital Markets, LLC), Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as Arrangers, Wells Fargo Securities, LLC (as legal successor to Wachovia Capital Markets, LLC), as Syndication Agent, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as Documentation Agents. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement.
          Each Lender (each, an “Incremental Second-Lien Term Loan Lender”) party to this letter agreement (this “Agreement”) hereby severally agrees to provide an Incremental Second-Lien Term Loan Commitment set forth opposite its name on Annex I attached hereto (for each such Incremental Second-Lien Term Loan Lender, its “Incremental Second-Lien Term Loan Commitment”). Each Incremental Second-Lien Term Loan Commitment provided pursuant to this Agreement shall be subject to all of the terms and conditions set forth in the Credit Agreement, including, without limitation, Section 2.24 thereof.
          Each Incremental Second-Lien Term Loan Lender, the Borrower and the Administrative Agent acknowledge and agree that (i) upon the incurrence of Incremental Second-Lien Term Loans pursuant to the Incremental Second-Lien Term Loan Commitments hereunder, such Incremental Second-Lien Term Loans shall (x) constitute Incremental Second-Lien Term Loans for the purposes of Section 2.24(a) of the Credit Agreement and the relevant basket for the incurrence of additional Incremental Second-Lien Term Loans thereunder (the availability of which shall be deemed to be reduced from $50,000,000 to $0) and (y) be deemed to be Second-Lien Term Loans for all other purposes (including, without limitation, for the purposes of Section 2.12) of the Credit Agreement and the other applicable Loan Documents, (ii) for the purposes of computing interest pursuant to Section 2.06(d) of the Credit Agreement, the Borrowing of the Incremental Second-Lien Term Loans shall be deemed to have occurred on the First Amendment Effective Date, (iii) on the first Interest Payment Date occurring after the Agreement Effective Date, the Borrower shall be refunded in cash an amount equal to the aggregate amount of interest accrued on the Incremental Second-Lien Term Loans from the First Amendment Effective Date through the Agreement Effective Date and (iv) this Agreement shall constitute an “Incremental Amendment” under, and as defined in, the Credit Agreement for all purposes of the Credit Agreement and the other applicable Loan Documents.
          Furthermore, each of the parties to this Agreement hereby agrees to the terms and conditions set forth on Annex I hereto in respect of each Incremental Second-Lien Term Loan Commitment provided pursuant to this Agreement.
          Each Incremental Second-Lien Term Loan Lender party to this Agreement, to the extent not already a party to the Credit Agreement as a Lender thereunder, (i) confirms that it is an Eligible Assignee and represents and warrants that it is a “Qualified Institutional Buyer” as such term is defined in Rule 144A promulgated under the Securities Act, (ii) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to become a Lender under the Credit Agreement, (iii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, (iv) appoints and authorizes the Administrative Agent and the Collateral Agents to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent and the Collateral Agents, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender, and (vi) in the case of each Incremental Second-Lien Term Loan Lender organized under the laws of a jurisdiction outside the United States, attaches the forms and/or Non-Bank Certificate referred to in Section 2.20(e) of the Credit Agreement, certifying as to its entitlement as of the date hereof to a complete exemption from United States withholding taxes with respect to all payments to be made to it by the Borrower under the Credit Agreement and the other Loan Documents.
          Upon the date (such date, the “Agreement Effective Date”) of (i) the execution of a counterpart of this Agreement by each Incremental Second-Lien Term Loan Lender, the Administrative Agent, the Borrower, Holdings and each Subsidiary Guarantor, (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of facsimile or other electronic transmission) hereof, (iii) the payment of any fees then due and payable in connection herewith, (iv) the receipt by the Administrative Agent of a certificate from a Responsible Officer of the Borrower certifying that the conditions set forth in Section 4.01 of the

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Credit Agreement have been satisfied and that there have been no changes to any of the certificates of incorporation or formation or the bylaws or operating agreements of any Loan Party since the First Amendment Effective Date, (v) the receipt by the Administrative Agent of an opinion from Kirkland & Ellis LLP, New York counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent, addressed to the Administrative Agent and the Incremental Second-Lien Term Loan Lenders, and dated the Agreement Effective Date covering such matters relating to the enforceability of this Agreement and (vi) the payment by the Borrower to the Administrative Agent for the ratable benefit of each Incremental Second-Lien Term Loan Lender an upfront fee in the amount of 7% of the aggregate principal amount of all Incremental Second-Lien Term Loans to be made by the Incremental Second-Lien Lenders on the Agreement Effective Date, each Incremental Second-Lien Term Loan Lender party hereto (x) shall be obligated to make the Incremental Second-Lien Term Loans provided to be made by it as provided in this Agreement on the terms, and subject to the conditions, set forth in the Credit Agreement and in this Agreement and (y) to the extent provided in this Agreement, shall have the rights and obligations of a Second-Lien Lender thereunder and under the other applicable Loan Documents.
          The Borrower acknowledges and agrees that (i) it shall be liable for all Obligations with respect to the Incremental Second-Lien Term Loan Commitments provided hereby including, without limitation, all Incremental Second-Lien Term Loans made pursuant hereto, and (ii) all such Obligations (including all such Incremental Second-Lien Term Loans) shall be entitled to the benefits of the respective Security Documents, including, without limitation, the Guarantee and Collateral Agreement.
          Each Guarantor acknowledges and agrees that all Obligations with respect to the Incremental Second-Lien Term Loan Commitments provided hereby and all Incremental Second-Lien Term Loans made pursuant hereto shall (i) be fully guaranteed pursuant to the Guarantee and Collateral Agreement as, and to the extent, provided therein and in the Credit Agreement and (ii) be entitled to the benefits of the Loan Documents as, and to the extent, provided therein and in the Credit Agreement.
          You may accept this Agreement by signing the enclosed copies in the space provided below, and returning one copy of the same to us before the close of business on August 11, 2009. If you do not so accept this Agreement by such time, our Incremental Second-Lien Term Loan Commitments set forth in this Agreement shall be deemed canceled.
          After the execution and delivery to the Administrative Agent of a fully executed copy of this Agreement (including by way of counterparts and by facsimile or other electronic transmission) by the parties hereto, this Agreement may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Loan Documents pursuant to Section 9.08 of the Credit Agreement.
          In the event of any conflict between the terms of this Agreement and those of the Credit Agreement, the terms of the Credit Agreement shall control.
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          THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

Very truly yours, DEUTSCHE BANK AG NEW YORK BRANCH, as an Incremental Second-Lien Term Loan Lender
By	/s/ Paul O’Leary
	Name:	Paul O’Leary
	Title:	Director

By	/s/ Erin Morrissey
	Name:	Erin Morrissey
	Title:	Vice President

Agreed and Accepted
as of the date first written above:

WINDY CITY INVESTMENTS, INC.
By:	/s/ Sherri A. Hlavacek
	Name:	Sherri A. Hlavacek
	Title:	Vice President

NUVEEN INVESTMENTS, INC.
By:	/s/ Sherri A. Hlavacek
	Name:	Sherri A. Hlavacek
	Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent
By:	/s/ Paul O’Leary
	Name:	Paul O’Leary
	Title:	Director

By:	/s/ Erin Morrissey
	Name:	Erin Morrissey
	Title:	Vice President

Each Guarantor acknowledges and agrees to each of the foregoing provisions of this Incremental Second-Lien Term Loan Commitment Agreement and to the incurrence of the Incremental Second-Lien Term Loans to be made pursuant hereto.

NUVEEN INVESTMENTS INSTITUTIONAL SERVICES GROUP LLC, as a Guarantor
By:	/s/ Sherri A. Hlavacek
	Name:	Sherri A. Hlavacek
	Title:	Vice President

NUVEEN INVESTMENTS HOLDINGS, INC., as a Guarantor
By:	/s/ Sherri A. Hlavacek
	Name:	Sherri A. Hlavacek
	Title:	Vice President

NUVEEN ASSET MANAGEMENT, as a Guarantor
By:	/s/ Sherri A. Hlavacek
	Name:	Sherri A. Hlavacek
	Title:	Vice President

NUVEEN INVESTMENTS ADVISERS INC., as a Guarantor
By:	/s/ Sherri A. Hlavacek
	Name:	Sherri A. Hlavacek
	Title:	Vice President

NUVEEN INVESTMENT SOLUTIONS, INC. (F/K/A RICHARDS & TIERNEY, INC.), as a Guarantor
By:	/s/ Sherri A. Hlavacek
	Name:	Sherri A. Hlavacek
	Title:	Vice President

NUVEEN HYDEPARK GROUP, LLC, as a Guarantor
By:	/s/ Sherri A. Hlavacek
	Name:	Sherri A. Hlavacek
	Title:	Vice President

SYMPHONY ASSET MANAGEMENT LLC, as a Guarantor
By:	/s/ Sherri A. Hlavacek
	Name:	Sherri A. Hlavacek
	Title:	Vice President

SANTA BARBARA ASSET MANAGEMENT, LLC, as a Guarantor
By:	/s/ Sherri A. Hlavacek
	Name:	Sherri A. Hlavacek
	Title:	Vice President

NWQ INVESTMENT MANAGEMENT COMPANY, LLC, as a Guarantor
By:	/s/ Sherri A. Hlavacek
	Name:	Sherri A. Hlavacek
	Title:	Vice President

NWQ HOLDINGS, LLC, as a Guarantor
By:	/s/ Sherri A. Hlavacek
	Name:	Sherri A. Hlavacek
	Title:	Vice President

TRADEWINDS GLOBAL INVESTORS, LLC, as a Guarantor
By:	/s/ Sherri A. Hlavacek
	Name:	Sherri A. Hlavacek
	Title:	Vice President

WINSLOW CAPITAL MANAGEMENT, INC., as a Guarantor
By:	/s/ Sherri A. Hlavacek
	Name:	Sherri A. Hlavacek
	Title:	Vice President

RITTENHOUSE ASSET MANAGEMENT, INC., as a Guarantor
By:	/s/ Sherri A. Hlavacek
	Name:	Sherri A. Hlavacek
	Title:	Vice President

TERMS AND CONDITIONS FOR
INCREMENTAL SECOND-LIEN TERM LOAN COMMITMENT AGREEMENT
Dated as of August 11, 2009
1. Name of Borrower: Nuveen Investments, Inc.
2. Incremental Second-Lien Term Loan Commitment Amounts (as of the Agreement Effective Date):

Amount of Incremental Second-Lien Term
Names of Incremental Second-Lien Term Loan Lenders	Loan Commitment

Deutsche Bank AG New York Branch	$50,000,000

Total:	$50,000,000
3. Indicate the Incremental Second-Lien Term Loan Borrowing Date: August 11, 20091
4. Incremental Second-Lien Term Loan Maturity Date: July 31, 2015.

[1]	For the purposes of calculating interest pursuant to Section 2.06(d), the Incremental Second-Lien Term Loans shall be deemed to have been borrowed on the First Amendment Effective Date (i.e. July 28, 2009).